                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 18th day of February 1994.




                                              /s/  W. J. CATACOSINOS
                                            --------------------------------
                                               WILLIAM J. CATACOSINOS
                                               CHAIRMAN OF THE BOARD AND
                                               CHIEF EXECUTIVE OFFICER

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                   /s/ WINFIELD E. FROMM
                                              --------------------------------
                                                       WINFIELD E. FROMM

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                   /s/ PHYLLIS S. VINEYARD
                                              --------------------------------
                                                       PHYLLIS S. VINEYARD

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                 /s/ JOHN H. TALMAGE
                                              ------------------------------
                                                     JOHN H. TALMAGE

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                    /s/ BASIL A. PATERSON
                                              --------------------------------
                                                        BASIL A. PATERSON

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                   /s/ GEORGE BUGLIARELLO
                                              --------------------------------
                                                       GEORGE BUGLIARELLO

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1994.




                                                  /s/ GEORGE J. SIDERIS
                                              --------------------------------
                                                      GEORGE J. SIDERIS

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                   /s/ A. JAMES BARNES
                                             --------------------------------
                                                       A. JAMES BARNES

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                /s/ RICHARD L. SCHMALENSEE
                                             --------------------------------
                                                    RICHARD L. SCHMALENSEE

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 17th day of February 1994.




                                                   /s/ RENSO L. CAPORALI
                                              --------------------------------
                                                       RENSO L. CAPORALI

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 22nd day of February 1994.




                                                    /s/ PETER O. CRISP
                                              --------------------------------
                                                        PETER O. CRISP

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 22nd day of February 1994.




                                                  /s/ KATHERINE D. ORTEGA
                                              --------------------------------
                                                      KATHERINE D. ORTEGA

                                                                  1993 FORM 10-K





                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



                 WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                 NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO, and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                 IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of February 1994.




                                                    /s/ VICKI L. FULLER
                                              --------------------------------
                                                        VICKI L. FULLER